As Filed with the Securities and Exchange Commission on January 9, 2008
Registration No. 333-146851

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

PRE-EFFECTIVE AMENDMENT NO. 2 ON
FORM S-1/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

CHINA ARCHITECTURAL ENGINEERING, INC.
(Name of Registrant As Specified in its Charter)

Delaware	8711	51-05021250
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer Identification No.)
Incorporation	Classification Code Number)
or Organization)

105 Baishi Road
Jiuzhou West Avenue
Zhuhai 519070
People’s Republic of China
(Address and Telephone Number of Principal Executive Offices)

Luo Ken Yi
105 Baishi Road
Jiuzhou West Avenue
Zhuhai 519070
People’s Republic of China
0086-756-8538908
(Name, Address and Telephone Number of Agent for Service)

Copy to
Thomas J. Poletti, Esq.
Anh Q. Tran, Esq.
Kirkpatrick & Lockhart Preston Gates Ellis LLP
10100 Santa Monica Blvd., 7th Floor
Los Angeles, CA 90067
Telephone (310) 552-5000
Facsimile (310) 552-5001

Approximate Date of Proposed Sale to the Public: From time to time after the effective date of this Registration Statement

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.☑

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement the same offering. ☐

CALCULATION OF REGISTRATION FEE

			Proposed		Proposed
			Maximum		Maximum		Amount of
Title of Each Class of	Amount To Be		Offering Price		Aggregate		Registration
Securities To Be Registered	Registered		Per Share		Offering Price		Fee
Common Stock, $.001 par value per share	2,962,325	(1)	$13.20	(2)	$39,102,690	(2)	$1,200.45
Variable Rate Convertible Bonds Due 2012	$10,000,000	(3)	100%		$10,000,000	(4)	$307.00
Common Stock, $.001 par value per share, issuable upon conversion of Variable Rate Convertible Bonds Due 2012	2,857,143	(5)	-		-		N/A	(6)
Bond Warrants to Purchase Common Stock Expiring 2010	800,000	(7)	$13.20	(2)	$10,560,000	(2)	$324.19
Common Stock, $.001 par value per share issuable upon conversion of Bond Warrants Expiring 2010	800,000	(8)	-		-		N/A	(6)
Total Registration Fee							$1,831.64	(9)

(1)	Represents shares of the Registrant’s common stock being registered for resale that have been issued to certain selling security holders named in the prospectus or a prospectus supplement.

(2)
Estimated pursuant to Rule 457(c) of the Securities Act of 1933 solely for the purpose of computing the amount of the registration fee based on the average of the high and low sales prices reported on the American Stock Exchange on October 19, 2007.

(3)	Represents the aggregate principal amount of the Variable Rate Convertible Bonds due 2012 issued by the Registrant on April 12, 2007.

(4)
Equals the aggregate principal amount of the Variable Rate Convertible Bonds due 2012 being registered. Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended, or the Securities Act.

(5)
Represents the number of shares of common stock initially issuable upon conversion of the Variable Rate Convertible Bonds due 2012 registered hereby. Solely for purposes of determining the number of shares of common stock to be registered under this registration statement that may be issued upon the conversion of the Bonds, the conversion price of $3.50 per share is used. Pursuant to Rule 416 under the Securities Act, also includes such indeterminate number of shares of common stock as may be issued from time to time upon conversion of the Variable Rate Convertible Bonds due 2012 as a result of the anti-dilution provisions contained therein.

(6)
No separate consideration will be received for the shares of common stock issuable upon conversion of the Variable Rate Convertible Bonds due 2012 or the Bond Warrants, and, therefore, no registration fee is required pursuant to Rule 457(i) under the Securities Act.

(7)	Consists of 800,000 warrants (the “Bond Warrants”) to purchase 800,000 shares of Common Stock to be offered for sale by a selling security holder under this Registration Statement.

(8)
Represents the number of shares of common stock initially issuable upon exercise of the Bond Warrants due 2010 registered hereby. Pursuant to Rule 416 under the Securities Act, also includes such indeterminate number of shares of common stock as may be issued from time to time upon conversion of the Bond Warrants due 2010 as a result of the anti-dilution provisions contained therein. In addition, this Registration Statement covers the issuance of Registrant’s common stock upon the exercise of Bond Warrants by the holders other than the initial holder.

(9)	Previously paid.

The Registrant amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits

Exhibit No.	Exhibit
2.1
Share Exchange Agreement, dated as of August 21, 2006, by and among the Registrant, KGE Group, Limited, and Full Art International, Ltd. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

2.1(a)
Amendment No. 1 to the Share Exchange Agreement, dated as of October 17, 2006, by and among the Registrant, KGE Group, Limited, and Full Art International, Ltd. (incorporated by reference from Exhibit 2.1(a) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

3.1
Certificate of Incorporation of China Architectural Engineering, Inc. (incorporated by reference from Exhibit 3.1 to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 20, 2004).

3.1(a)	Certificate of Amendment of Certificate of Incorporation dated July 8, 2005 (incorporated by reference to Registrant's Quarterly Report on Form 10-QSB filed August 11, 2005).

3.2
Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 20, 2004, and incorporated herein by reference).

3.3	Articles of Merger Effecting Name Change (incorporated by reference from Exhibit 3.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

4.1	Specimen Certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

4.2	Form of Escrow Agreement dated July 30, 2004 (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form SB-2/A filed August 2, 2004).

4.3	Form of Registration Rights Agreement dated July 23, 2004 (incorporated by reference to Exhibit 4.3 of the Registrant's Annual Report on Form 10-KSB filed March 30, 2005).

4.4
Trust Deed, dated April 12, 2007, by and between the Registrant and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.4(a)
Amended and Restated Trust Deed, originally dated April 12, 2007, amended and restated August 29, 2007 by and between the Registrant and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 4, 2007).

4.5
Paying and Conversion Agency Agreement, dated April 12, 2007, by and among the Registrant, The Bank of New York, and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.6
The Warrant Instrument, dated April 12, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.7
Warrant Agency Agreement, dated April 12, 2007 among Company, The Bank of New York and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.8
Registration Rights Agreement, dated April 12, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

Exhibit No.	Exhibit
4.8(a)
Written description of oral agreement between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.8(a) to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

5.1	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding validity of common stock.

5.2	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding bonds and warrants.

8.1**	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP.

10.1	Form of Subscription Agreement dated October 17, 2006 (incorporated by reference to Exhibit 10.1 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.1(a)
Form of Waiver of Penalties dated August 29, 2007 Related to Registration Rights (incorporated by reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 4, 2007).

10.2	Form of Subscription Agreement dated October 2004 (incorporated by reference to Exhibit 10.2 to the Form SB-2/A filed with the Securities and Exchange Commission on October 1, 2004).

10.3
Employment Agreement dated December 30, 2005 by and between the Registrant and Luo Ken Yi (translated to English) (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

10.4
Employment Agreement dated January 11, 2004 by and between the Registrant and Tang Nianzhong (translated to English) (incorporated by reference to Exhibit 10.4 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.5
Employment Agreement by and between the Registrant and Ye Ning (translated to English) (incorporated by reference from Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

10.6
Employment Agreement dated January 1, 2006 by and between the Registrant and Li Guoxing (translated to English) (incorporated by reference to Exhibit 10.6 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.7
Employment Agreement dated January 1, 2005 by and between the Registrant and Bai Fai (translated to English) (incorporated by reference to Exhibit 10.7 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.8
Employment Agreement dated December 26, 2005 by and between the Registrant and Wang Zairong (translated to English) (incorporated by reference to Exhibit 10.8 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.9
Employment Agreement dated December 20, 2005 by and between the Registrant and Feng Shu (translated to English) (incorporated by reference to Exhibit 10.9 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.10
Employment Agreement dated December 26, 2006 by and between the Registrant and Wang Xin (translated to English) (incorporated by reference to Exhibit 10.10 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.11
Office and Factory Lease Agreement dated July 13, 2005 by and between the Registrant and Zhuhai Yuping Kitchen Equipment Co., Ltd. (translated to English) (incorporated by reference to Exhibit 10.11 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.12
Lease Agreement by and between the Registrant and Beijing Aoxingyabo Technology Development Co., Ltd (translated to English) (incorporated by reference to Exhibit 10.12 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.13
Property Rental Contract by and between the Registrant and Shanghai Sandi CNC equipment Ltd. Co (translated to English) (incorporated by reference to Exhibit 10.13 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

Exhibit No.	Exhibit
10.14
Subscription Agreement, dated March 27, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

10.15
Joint Venture Agreement dated May 11, 2007 entered into by and between CPD (Australia) Holding Pty Ltd. and the Registrant (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2007).

10.16
Form of Registration Rights Agreement entered into by and between the Registrant, First Alliance Financial Group, Inc. and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16 to Form S-1/A filed with the Securities and Exchange Commission on September 4, 2007).

10.16(a)
Form of Waiver of Penalties Related to Registration Rights entered into by and between the Registrant, First Alliance Financial Group, Inc. and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16(a) to the Form S-1/A filed with the Securities and Exchange Commission on September 4, 2007).

10.16(b)
Written description of oral agreement between the Registrant, First Alliance Financial Group, Inc., and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16(b) to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

10.17
China Architectural Engineering, Inc. 2007 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.18
Form of Notice of Grant of Stock Option of the Registrant (incorporated by reference from Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.19
Form of Stock Option Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.20
Form of Stock Issuance Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.21
Form of Stock Purchase Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.22
Stock Purchase Agreement dated November 6, 2007, entered into by and among Ng Chi Sum, Yam Mei Ling, the Registrant and Full Art (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2007).

12.1**	Computation of Ratio of Earnings to Fixed Charges.

21.1**	List of Subsidiaries.

23.1**	Consent of Samuel H. Wong & Co., LLP, Certified Public Accountants.

23.2	Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP (contained in Exhibits 5.1 and 5.2).

24.1**	Power of Attorney (included on signature page).

** Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Zhuhai, People’s Republic of China, on the 8th day of January, 2008.

CHINA ARCHITECTURAL ENGINEERING, INC.

By:	/s/ Luo Ken Yi
Name	Luo Ken Yi
Title:	Chief Executive Officer, Chief Operating Officer and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Luo Ken Yi	Chief Executive Officer, Chief Operating Officer and Chairman of the Board (Principal Executive Officer)	January 8, 2008
Luo Ken Yi

/s/ Wang Xin	Chief Financial Officer (Principal Financial and Accounting Officer)	January 8, 2008
Wang Xin

*	Vice General Manager and Director	January 8, 2008
Tang Nianzhong

*	Vice General Manager and Director	January 8, 2008
Ye Ning

*	Director	January 8, 2008
Zheng Jinfeng

*	Director	January 8, 2008
Zhao Bao Jiang

Director
Kelly Wang

* By: /s/ Luo Ken Yi
   as Attorney in Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1
Share Exchange Agreement, dated as of August 21, 2006, by and among the Registrant, KGE Group, Limited, and Full Art International, Ltd. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

2.1(a)
Amendment No. 1 to the Share Exchange Agreement, dated as of October 17, 2006, by and among the Registrant, KGE Group, Limited, and Full Art International, Ltd. (incorporated by reference from Exhibit 2.1(a) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

3.1
Certificate of Incorporation of China Architectural Engineering, Inc. (incorporated by reference from Exhibit 3.1 to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 20, 2004).

3.1(a)	Certificate of Amendment of Certificate of Incorporation dated July 8, 2005 (incorporated by reference to Registrant's Quarterly Report on Form 10-QSB filed August 11, 2005).

3.2
Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 20, 2004, and incorporated herein by reference).

3.3	Articles of Merger Effecting Name Change (incorporated by reference from Exhibit 3.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

4.1	Specimen Certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

4.2	Form of Escrow Agreement dated July 30, 2004 (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form SB-2/A filed August 2, 2004).

4.3	Form of Registration Rights Agreement dated July 23, 2004 (incorporated by reference to Exhibit 4.3 of the Registrant's Annual Report on Form 10-KSB filed March 30, 2005).

4.4
Trust Deed, dated April 12, 2007, by and between the Registrant and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.4(a)
Amended and Restated Trust Deed, originally dated April 12, 2007, amended and restated August 29, 2007 by and between the Registrant and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 4, 2007).

4.5
Paying and Conversion Agency Agreement, dated April 12, 2007, by and among the Registrant, The Bank of New York, and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.6
The Warrant Instrument, dated April 12, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.7
Warrant Agency Agreement, dated April 12, 2007 among Company, The Bank of New York and The Bank of New York, London Branch (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

4.8
Registration Rights Agreement, dated April 12, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

Exhibit No.	Exhibit
4.8(a)
Written description of oral agreement between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 4.8(a) to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

5.1	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding validity of common stock.

5.2	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding bonds and warrants.

8.1**	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP.

10.1	Form of Subscription Agreement dated October 17, 2006 (incorporated by reference to Exhibit 10.1 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.1(a)
Form of Waiver of Penalties dated August 29, 2007 Related to Registration Rights (incorporated by reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 4, 2007).

10.2	Form of Subscription Agreement dated October 2004 (incorporated by reference to Exhibit 10.2 to the Form SB-2/A filed with the Securities and Exchange Commission on October 1, 2004).

10.3
Employment Agreement dated December 30, 2005 by and between the Registrant and Luo Ken Yi (translated to English) (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

10.4
Employment Agreement dated January 11, 2004 by and between the Registrant and Tang Nianzhong (translated to English) (incorporated by reference to Exhibit 10.4 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.5
Employment Agreement by and between the Registrant and Ye Ning (translated to English) (incorporated by reference from Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2006).

10.6
Employment Agreement dated January 1, 2006 by and between the Registrant and Li Guoxing (translated to English) (incorporated by reference to Exhibit 10.6 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.7
Employment Agreement dated January 1, 2005 by and between the Registrant and Bai Fai (translated to English) (incorporated by reference to Exhibit 10.7 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.8
Employment Agreement dated December 26, 2005 by and between the Registrant and Wang Zairong (translated to English) (incorporated by reference to Exhibit 10.8 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.9
Employment Agreement dated December 20, 2005 by and between the Registrant and Feng Shu (translated to English) (incorporated by reference to Exhibit 10.9 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.10
Employment Agreement dated December 26, 2006 by and between the Registrant and Wang Xin (translated to English) (incorporated by reference to Exhibit 10.10 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.11
Office and Factory Lease Agreement dated July 13, 2005 by and between the Registrant and Zhuhai Yuping Kitchen Equipment Co., Ltd. (translated to English) (incorporated by reference to Exhibit 10.11 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.12
Lease Agreement by and between the Registrant and Beijing Aoxingyabo Technology Development Co., Ltd (translated to English) (incorporated by reference to Exhibit 10.12 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

Exhibit No.	Exhibit
10.13
Property Rental Contract by and between the Registrant and Shanghai Sandi CNC equipment Ltd. Co (translated to English) (incorporated by reference to Exhibit 10.13 to the Form S-1/A filed with the Securities and Exchange Commission on February 5, 2007).

10.14
Subscription Agreement, dated March 27, 2007, by and between the Registrant and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2007).

10.15
Joint Venture Agreement dated May 11, 2007 entered into by and between CPD (Australia) Holding Pty Ltd. and the Registrant (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2007).

10.16
Form of Registration Rights Agreement entered into by and between the Registrant, First Alliance Financial Group, Inc. and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16 to Form S-1/A filed with the Securities and Exchange Commission on September 4, 2007).

10.16(a)
Form of Waiver of Penalties Related to Registration Rights entered into by and between the Registrant, First Alliance Financial Group, Inc. and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16(a) to the Form S-1/A filed with the Securities and Exchange Commission on September 4, 2007).

10.16(b)
Written description of oral agreement between the Registrant, First Alliance Financial Group, Inc., and WestPark Capital, Inc. Affiliates (incorporated by reference to Exhibit 10.16(b) to the Form S-1/A filed with the Securities and Exchange Commission on September 21, 2007).

10.17
China Architectural Engineering, Inc. 2007 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.18
Form of Notice of Grant of Stock Option of the Registrant (incorporated by reference from Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.19
Form of Stock Option Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.20
Form of Stock Issuance Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.21
Form of Stock Purchase Agreement (including Addendum) of the Registrant (incorporated by reference from Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.22
Stock Purchase Agreement dated November 6, 2007, entered into by and among Ng Chi Sum, Yam Mei Ling, the Registrant and Full Art (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2007).

12.1**	Computation of Ratio of Earnings to Fixed Charges.

21.1**	List of Subsidiaries.

23.1**	Consent of Samuel H. Wong & Co., LLP, Certified Public Accountants.

23.2	Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP (contained in Exhibits 5.1 and 5.2).

24.1**	Power of Attorney (included on signature page).

** Previously filed.